SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. ____)

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Definitive Additional Materials.

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Soliciting Material Pursuant to §240.14a-12.

                         QUINTARA FUNDS

(Name of Registrant as Specified in its Charter)

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if other than the Registrant)

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QUINTARA SMALL CAP VALUE FUND

A Series of

QUINTARA FUNDS

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

October 16, 2002

Dear Shareholder:

I am writing to inform you of the upcoming Special Meeting of Shareholders of the Quintara Small Cap Value Fund (the "Fund") to be held at 10:00 a.m., Wednesday, November 6, 2002, at the offices of U.S. Bank, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.  At this meeting, you are being asked to vote on an important proposal affecting the Fund:  to approve a new sub-advisory agreement among Quintara Funds, on behalf of the Fund, Quintara Capital Management ("Quintara"), the adviser to the Fund, and Third Avenue Management LLC ("TAM"), one of the sub-advisers to the Fund.  As discussed in more detail in the enclosed Proxy Statement, the current sub-advisory agreement terminated on August 8, 2002 due to the acquisition of an indirect majority interest in TAM by Affiliated Managers Group, Inc.  To avoid disruption of the Fund's investment management program, the Board of Trustees of Quintara Funds (the "Trust") approved an interim sub-advisory agreement in accordance with Rule 15a-4 under the Investment Company Act of 1940.  The Interim Agreement has a term of 150 days from August 8, 2002.  In order to ensure continuity and to avoid disruption of the Fund's investment management program, the Board of Trustees approved a new sub-advisory agreement and recommended that shareholders of the Fund be asked to approve this agreement.  The new sub-advisory agreement provides that, following shareholder approval, TAM will continue to provide investment advisory services on the same terms and with the same compensation structure under which it currently operates.  The Board of Trustees of the Trust unanimously believes that this proposal is in the Fund's and your best interest.

The Board of Trustees of the Trust has unanimously approved this proposal and recommends a vote "FOR" the proposal.  If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact us at 1-866-444-7790.

Thank you for investing in the Fund and for your continuing support.

Sincerely,

Matthew L. Sadler

President of Quintara Funds

Enclosures

QUINTARA SMALL CAP VALUE FUND

A Series of

QUINTARA FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Quintara Small Cap Value Fund (the "Fund") will be held at the offices of U.S. Bank, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 on Wednesday, November 6, 2002, at 10:00 a.m., local time.  The purpose of the Special Meeting is:

1.

To approve the new sub-advisory agreement among Quintara Funds, on behalf of the Fund, Quintara Capital Management, the adviser to the Fund, and Third Avenue Management LLC, a sub-adviser to the Fund; and

2.

To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

Only shareholders of record at the close of business on October 1, 2002, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

As a shareholder of the Quintara Small Cap Value Fund, you are asked to attend the Meeting either in person or by proxy.  If you are unable to attend the Meeting in person, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope.  Your prompt return of the proxy card will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation.  Sending in your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of Quintara Funds in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

By Order of the Board of Trustees,

Matthew L. Sadler

Secretary

Milwaukee, Wisconsin

October 16, 2002

QUINTARA SMALL CAP VALUE FUND

A Series of

QUINTARA FUNDS

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To be held on November 6, 2002

General.  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Quintara Funds (the "Trust") for the Quintara Small Cap Value Fund (the "Fund").  The proxy will be voted at the Special Meeting (the "Meeting") of Shareholders to be held at the offices of U.S. Bank, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 on Wednesday, November 6, 2002, at 10:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the enclosed Notice of Special Meeting of Shareholders.  The Notice of Special Meeting of Shareholders, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about October 16, 2002.

Record Date/Shareholders Entitled to Vote.  The Fund is a separate investment portfolio, or series, of the Trust, a Delaware business trust and registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act").  The record holders of outstanding shares of the Fund are entitled to one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Only shareholders of record as of the close of business on October 1, 2002 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof.  As of the Record Date, there were _______ issued and outstanding shares of the Fund.

Share Ownership.  As of the Record Date, the following persons owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund:

Name and Address	Number of Shares	Percentage

As of the Record Date, the Trustees and officers of the Trust beneficially owned ___% of the Fund's outstanding shares and Matthew L. Sadler, a Trustee, President and Secretary of the Trust, beneficially owned ___% of the Fund's outstanding shares.  Based on the foregoing, as of the Record Date, Matthew L. Sadler and _________ owned a controlling interest in the Fund.  Shareholders with a controlling interest could affect the outcome of voting at the Meeting.

Voting of Proxies.  Whether you expect to be personally present at the Meeting or not, please mark, sign, date and return the enclosed proxy card.  Properly executed proxies will be voted as you instruct.  If no choice is indicated, proxies will be voted "FOR" proposal 1 set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Meeting.  Any shareholder giving a proxy has the power to revoke it at any time before the Meeting by advising the Secretary of the Trust in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Meeting and voting in person.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments thereof, as instructed.

Quorum Required to Hold Meeting.  Under the Trust's By-Laws, a quorum is constituted by the presence in person or by proxy of one-third of the outstanding shares of all series entitled to vote at the Meeting.  As noted above, the Fund is a separate "series" of the Trust.  Accordingly, for purposes of the Meeting, a quorum will be constituted by the presence in person or by proxy of one-third of the outstanding shares of the Fund, which is the only series entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting, except that for any proposal requiring the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Trust may adjourn the Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.  The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund or the Fund's investment adviser, Quintara Capital Management ("Quintara"), who will not be paid for these services.  Third Avenue Management LLC ("TAM" or the "Sub-Adviser"), a sub-adviser to the Fund, will pay the costs of the Meeting and the expenses incurred in connection with the solicitation of proxies, including those expenses incurred by Quintara.  TAM will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund.

The Fund's investment adviser is Quintara, 157 Hagar Avenue, Piedmont, California 94611.  Matthew L. Sadler, the President of Quintara and a Trustee, President and Secretary of the Trust, jointly owns 100% of Quintara.  The Fund's principal office is located at the same address as Quintara.  The Fund's administrator is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Fund's distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  The Fund has three sub-advisers:  TAM, 767 Third Avenue, 5th Floor, New York, New York 10017; Ironwood Capital Management, LLC, 21 Custom House Street, Suite 240, Boston, Massachusetts 02110; and Harris Associates, L.P., Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Because the Fund commenced operations on March 1, 2002, no Annual Report to Shareholders is available.  Copies of the Fund's most recent Semi-Annual Report will be available on or about October 30, 2002 without charge upon writing to the Fund c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling, toll-free, 1-866-444-7790.

PROPOSAL 1:  TO APPROVE A NEW SUB-ADVISORY AGREEMENT AMONG QUINTARA FUNDS, ON BEHALF OF THE FUND, QUINTARA CAPITAL MANAGEMENT AND THIRD AVENUE MANAGEMENT LLC

Pursuant to an interim sub-advisory agreement dated August 8, 2002 (the "Interim Sub-Advisory Agreement"), TAM, as successor to EQSF Advisers, Inc., currently provides sub-advisory services to the Fund and, subject to the supervision of Quintara, the adviser to the Fund, manages a portion of the portfolio assets of the Fund.  The Interim Sub-Advisory Agreement became effective when Affiliated Managers Group, Inc. ("AMG"), an asset management holding company that holds equity interests in investment management firms, acquired an indirect majority interest in the Sub-Adviser in a transaction described more fully below.  Prior to August 8, 2002, TAM, as successor to EQSF Advisers, Inc., provided investment advisory services to the Fund under a prior investment advisory agreement (the "Prior Sub-Advisory Agreement").  The Prior Sub-Advisory Agreement was approved by the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, on January 11, 2002.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser or sub-adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders.  Section 15(a) also provides that any such advisory contract must terminate on its "assignment."  Section 2(a)(4) provides that a change of control of an investment adviser or sub-adviser, such as AMG's purchase of an indirect majority interest of the Sub-Adviser, constitutes an assignment.  Consequently, AMG's purchase of a majority interest of the Sub-Adviser caused the Prior Sub-Advisory Agreement to terminate.  Rule 15a-4 under the 1940 Act permits a fund to be advised under a short-term contract until shareholders can vote on a new contract.  In accordance with Rule 15a-4, the Board of Trustees, including all Trustees who are not interested persons within the meaning of the 1940 Act, approved the Interim Sub-Advisory Agreement on July 18, 2002.  The Interim Sub-Advisory Agreement allows TAM to manage the Fund under substantially the same terms as the Prior Sub-Advisory Agreement until January 5, 2003.  In order for TAM to continue to serve as sub-adviser to the Fund, shareholders of the Fund must approve a new sub-advisory agreement (the "New Sub-Advisory Agreement").

On October 16, 2002, the Board approved the New Sub-Advisory Agreement and recommended that it be submitted to Fund shareholders for approval.  If approved by the shareholders of the Fund, the New Sub-Advisory Agreement will be executed and become effective upon the date of the shareholder meeting (currently scheduled for November 6, 2002).  The New Sub-Advisory Agreement is substantially identical to the Prior Sub-Advisory Agreement except for the dates of execution and effectiveness, and the addition of two termination provisions described below.  The Prior Sub-Advisory Agreement was approved by the initial shareholder of the Fund on January 31, 2002 in connection with the organization of the Trust.

The Transaction.  Third Avenue Holdings LLC ("Holdings"), the parent company of TAM, entered into agreements pursuant to which AMG, through a wholly-owned indirect subsidiary, purchased a majority interest in Holdings on August 8, 2002 (the "Transaction").  As a result of the Transaction, AMG owns 60% of Holdings, and the senior management of TAM (including Martin J. Whitman), certain key employees and the children of Martin J. Whitman own 40% of the interests of Holdings.  Therefore, as a result of the Transaction, AMG now owns an indirect majority interest in TAM.

The Transaction is not expected to result in any changes in the portfolio management and investment operations of TAM.  TAM continues to operate out of its New York offices.  TAM's management committee continues to be responsible for the day-to-day operations of TAM, and delegates day-to-day supervision of the investment process to an investment committee.  The management committee consists of Martin J. Whitman, David M. Barse, Michael T. Carney, and Curtis R. Jensen.  The investment committee consists of Mr. Whitman, Mr. Barse, and Mr. Jensen.  Except for the addition of Mr. Jensen to the management and investment committees, there have been no other changes to the membership of the committees.

Summary of the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement.  A copy of the New Sub-Advisory Agreement marked to indicate the changes between the Prior Sub-Advisory Agreement and the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A.  The following description of the Agreements is only a summary.  You should refer to Exhibit A for the complete Prior and New Sub-Advisory Agreements.

Advisory Services.  Both the Prior and New Sub-Advisory Agreements provide that the Sub-Adviser provides certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Trustees and Quintara.  These advisory services are provided with respect to a portion of the Fund's total assets (the "Sub-Adviser Portfolio" or "Portfolio") which were allocated to the Sub-Adviser by Quintara and are increased or decreased with the daily net flows (positive and negative) to and from the Fund.  Quintara continually monitors the Sub-Adviser for adherence to the Fund's specific investment strategies and investment objective with respect to the portion of the Fund's assets managed by the Sub-Adviser (including dividends and distributions).

Management Fees.  Both the Prior and New Sub-Advisory Agreement set forth a fee arrangement as an interim fee schedule with the intention of seeking approval through an exemptive order from the SEC for a new sub-advisory fee structure that creates an Incentive Compensation Pool.  If the Fund fails to receive exemptive relief, then the interim fee schedule will remain in permanent effect.  If the Fund receives exemptive relief, then the Incentive Compensation Pool structure will be implemented as quickly as possible, but not without 30 days' notice to the Sub-Adviser.

Interim Fee Schedule.  In exchange for its services, the Sub-Adviser is entitled to receive an annual management fee (the "Base Sub-Advisory Fee"), calculated daily and payable monthly, equal to (i) 1.075% of the Sub-Adviser Portfolio's total assets up to $30 million in assets, (ii) 0.925% of the Sub-Adviser Portfolio's total assets on the next $120 million in assets, and (iii) 0.875% of the Sub-Adviser Portfolio's total assets on assets above $150 million.

This Base Sub-Advisory Fee is increased or decreased monthly (the "Monthly Sub-Advisory Fee Adjustment") depending on the investment performance of the Sub-Adviser Portfolio relative to the investment performance of the Russell 2000 Value Index.  The Monthly Sub-Advisory Fee Adjustment depends on the percentage amount by which a Portfolio's performance exceeds or trails that of the Index (the "Performance Differential").  For the purpose of calculating the Performance Differential, both the Portfolio performance and the performance of the Index are measured over the immediately preceding 36 calendar months or the life of a Fund, whichever is shorter.  The Monthly Sub-Advisory Fee Adjustment for the Portfolio is based on the following schedule:  (i) if the Performance Differential is 1.00% or greater, the Monthly Sub-Advisory Fee Adjustment is 0.075% of assets; (ii) if the Performance Differential is between -1.00% and 1.00%, there is no Monthly Sub-Advisory Fee Adjustment; and (iii) if the Performance Differential is -1.00% or less, the Monthly Sub-Advisory Fee Adjustment is -0.075% of assets.  In no event will the annual total fee paid to the Sub-Adviser be higher than 1.15% of the average daily net assets of the Sub-Adviser's Portfolio or lower than 1.00% of the average daily net assets of the Sub-Adviser's Portfolio.

Proposed Incentive Compensation Pool.  The Trust, Quintara, and the sub-advisers filed an application with the SEC on September __, 2002 seeking SEC approval for a new sub-advisory fee structure that creates an Incentive Compensation Pool.  If the applicants receive the exemptive order, the sub-advisory fee structure will change as described below.

Under the proposed Incentive Compensation Pool structure, in exchange for their services, each sub-adviser will be entitled to receive an annual management fee, calculated daily and payable monthly, equal to (i) 1.00% of the Portfolio's total assets up to $30 million in assets, (ii) 0.85% of the Portfolio's total assets on the next $120 million in assets, and (iii) 0.80% of the Portfolio's total assets on assets above $150 million.  In addition, an eligible sub-adviser may receive its earned portion of the Incentive Compensation Pool, if any.

On a monthly basis, an additional 0.15% of the Portfolio will be contributed to an escrow account or Incentive Compensation Pool that grows each month until the end of that fiscal year.  At the end of the Fund's fiscal year, the Incentive Compensation Pool, including any applicable interest, is paid to certain sub-adviser(s) at certain levels depending on their performance, net of expenses.  For a sub-adviser to be eligible for an Incentive Compensation Pool award, the sub-adviser must exceed the return of the Russell 2000 Value Index over the measurement period.  Quintara will pay the Incentive Compensation Pool awards as follows:  60% to the eligible sub-adviser that has the highest total rate of return as compared to other sub-advisers, 30% to the eligible sub-adviser that has the second highest total rate of return as compared to the other sub-advisers, and 10% to the eligible sub-adviser that has the third highest total rate of return as compared to the other sub-advisers.  If any portion of the Incentive Compensation Pool is not paid, such monies are retained in the escrow account and used to offset contributions to the Pool in the following year.

Brokerage Policies.  Both the Prior and New Sub-Advisory Agreements authorize the Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the Sub-Adviser to use its best efforts to obtain the best available price and most favorable execution.  However, the Sub-Adviser may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software and subscriptions provided by the broker to the Sub-Adviser.

Payment of Expenses.  Both the Prior and New Sub-Advisory Agreements provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with its advisory services provided for the Fund.  The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Duration and Termination.  The Prior Sub-Advisory Agreement provided that it could be terminated by the Board or by a vote of a majority of the shareholders of the Fund on not less that 30 days' nor more that 60 days' notice.  The New Sub-Advisory Agreement provides that it can be terminated by Quintara, the Board or a vote of a majority of the shareholders of the Fund on not less than 30 days' nor more than 60 days' notice.  Both the Prior and New Sub-Advisory Agreements may be terminated by the Sub-Adviser on 90 days' written notice.  The New Sub-Advisory Agreement added a provision that it will terminate automatically in the event of its assignment or upon the termination of the advisory agreement between Quintara and the Trust.

For the period from March 1, 2002 when the Fund commenced operations to October 1, 2002, the Sub-Adviser received $_____ from the Fund for its investment advisory services to the Fund.

Executive Officers and Trustees of TAM and Holdings.  Information regarding the principal executive officers and trustees of TAM and Holdings is set forth below.

Martin J. Whitman is the Chief Executive Officer and Chief Investment Officer of TAM and the Chairman of Holdings.  David M. Barse is the President and Chief Operating Officer of TAM, and a trustee of Holdings.  Michael T. Carney is the Treasurer and Chief Financial Officer of TAM.  Curtis R. Jensen is a Senior Portfolio Manager of TAM.  W. James Hall is the General Counsel and Secretary of TAM.  Richard V. Barry is a Co-Controller of TAM.  Julie A. Smith is a Co-Controller of TAM.  The address of all of the above individuals is 767 Third Avenue, New York, New York 10017.

Other Funds Managed by TAM.  TAM also serves the adviser to five other open-end mutual funds and the sub-adviser to eight other open-end mutual funds.  The following table provides information describing these relationships as of September 1, 2002.

Other Funds Managed by TAM	Management Fee(1)(4)	Assets Under Management
Third Avenue Value Fund(2)	0.90%
Third Avenue Variable Series Trust(2)	0.90%
Third Avenue Small-Cap Value Fund(2)	0.90%
Third Avenue Real Estate Value Fund(2)	0.90%
Third Avenue International Value Fund(2)	1.25%
Aegon/Transamerica Series Third Avenue Value(3)	0.40%
SunAmerica Focused 2000 Value Portfolio(3)	0.50% on first $100 million of the fund's average daily net assets, 0.45% on the next $100 million of the fund's average daily net assets, 0.40% on amounts over $200 million
SunAmerica Focused Multi-Cap Value Portfolio(3)	0.50% on first $100 million of the fund's average daily net assets, 0.45% on the next $100 million of the fund's average daily net assets, 0.40% on amounts over $200 million
Other Funds Managed by TAM	Management Fee(1)(4)	Assets Under Management
Seasons Series Trust Focus Value Portfolio(3)	0.50% on first $100 million of the fund's average daily net assets, 0.45% on the next $100 million of the fund's average daily net assets, 0.40% on amounts over $200 million
AXP Partners Small Cap Value Fund(3)	0.50% on first $100 million of the fund's average daily net assets, 0.45% on the next $100 million of the fund's average daily net assets, 0.40% on amounts over $200 million
AXP Variable Portfolio - Partners Small Cap Value Fund(3)	0.50% on first $100 million of the fund's average daily net assets, 0.45% on the next $100 million of the fund's average daily net assets, 0.40% on amounts over $200 million
Met Investors Series Trust Third Avenue Small Cap Value Portfolio(3)	0.50%
The Legends Fund(3)	0.40%

(1)

As a percentage of each fund's average daily net assets.

(2)

Advisory relationship.

(3)

Sub-advisory relationship.

(4)

TAM has not waived, reduced or agreed to waive its compensation under any of the advisory agreements.

Required Vote.  Approval of the New Sub-Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund.  Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.  If the New Sub-Advisory Agreement is approved by the Fund's shareholders, it will become effective on November 6, 2002.  If the shareholders of the Fund do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will terminate with respect to the Fund and TAM will cease to serve as a sub-adviser of the Fund.  Nonetheless, TAM will be entitled to receive the lesser of the sub-advisory fees held in escrow since August 8, 2002 or the amount of expenses actually incurred by TAM while performing services under the Interim Sub-Advisory Agreement.

Recommendation of the Board of Trustees.  The Board believes that the terms and conditions of the New Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders.  The Board believes that, despite AMG's purchase of an indirect majority interest in TAM, there will be no change in the services provided by TAM to the Fund and there will be no change in the investment committee who will handle the day-to-day management responsibilities for the portion of the Fund's portfolio managed by TAM.  The Board took into account the fact that the material terms of the New Sub-Advisory Agreement, including the compensation payable thereunder, are the same as those of the Prior Sub-Advisory Agreement.  The Board believes that the Fund should continue to use TAM as one of its subadvisers due to the quality of services provided by TAM.  Accordingly, the Board recommends that the shareholders of the Fund vote to approve the New Sub-Advisory Agreement.

Other Shareholder Information.  As a result of the Transaction, AMG owns 60% of Holdings.  AMG, a Delaware corporation, has its principal place of business at 600 Hale Street, Prides Crossing, Massachusetts 01965.  AMG is a public corporation and not controlled by any person.  Senior management of Holdings, including Martin J. Whitman and his children and certain key employees, own 40% of Holdings.  The address for the Whitmans is 767 Third Avenue, New York, New York 10017.  Holdings owns 100% of TAM.  The address of Holdings is 767 Third Avenue, New York, New York, 10017.

Affiliated Brokers.  The Sub-Adviser intends to use brokers affiliated with TAM as broker for the portfolio where, in its judgment, such firms will be able to obtain a price and execution  at least as favorable as other qualified brokers.  David M. Barse, Michael T. Carney and W. James Hall, who are executive officers of TAM, are also executive officers of two affiliated brokers: M. J. Whitman LLC  ("MJW") and Private Debt LLC.  For the period from March 1, 2002 to October 1, 2002, the Fund paid $____ in brokerage commissions to MJW.  This amount represents ___% of the aggregate dollar amount of commissions paid to broker-dealers with respect to the portfolio.

OTHER MATTERS

The Board knows of no other matters that may come before the Meeting, other than proposal 1 as set forth above.  If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their best judgment with respect to such matters.

SHAREHOLDER PROPOSALS

As a Delaware business trust, the Trust, on behalf of the Fund, is not required to hold shareholder meetings on a regular basis.  Accordingly, the Trust does not intend to hold such meetings unless required to do so under the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at the next meeting of shareholders, when and if such meeting is called, should submit such proposal to the Trust within a reasonable time before solicitation of proxies for such meeting occurs.  Shareholders should be aware, however, that unless certain federal rules are complied with, the mere submission of a proposal to the Trust does not guarantee that it will be considered at the next meeting of shareholders.

By Order of the Board of Trustees,

Matthew L. Sadler

Secretary

Milwaukee, Wisconsin

October 16, 2002

EXHIBIT A

SUB-ADVISORY AGREEMENT

~~(~~QUINTARA SMALL CAP VALUE FUND~~)~~

This SUB-ADVISORY AGREEMENT is made as of the ~~31st~~ 6th day of ~~January~~ November, 2002, by and among Quintara Funds, a Delaware Business Trust (the "Trust"), Quintara Capital Management, a California corporation (the "Adviser"), and ~~EQSF Advisers, Inc., a New York Corporation~~ Third Avenue Management LLC, a Delaware limited liability company (the "Sub-Adviser").

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engage in the business of providing investment management services;  ~~and~~

WHEREAS, the Adviser has been retained to act as investment adviser pursuant to an Investment Advisory Agreement dated January 31, 2002 (the "Advisory Agreement") with the Trust, which is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the ~~"1940 Act")~~"1940 Act");

WHEREAS, the Trust currently consists of separate series of shares, each having its own investment objectives and policies and is authorized to create more series;  ~~and~~

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust's Board of Trustees, to delegate certain of its duties under the Advisory Agreement to other investment sub-advisers, subject to the requirements of the 1940 Act; ~~and~~

~~WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for~~ WHEREAS, pursuant to a Sub-Advisory Agreement dated January 31, 2002, as amended, and an Interim Sub-Advisory Agreement dated August 8, 2002, the Sub-Adviser has acted as a sub-adviser to the Quintara Small Cap Value Fund, one of the Trust's series of shares (the "Fund");

WHEREAS, this Sub-Advisory Agreement shall be effective upon approval by a majority of the Fund's outstanding voting securities; and

WHEREAS, the Adviser will assign to the Sub-Adviser a portion of the assets of the Fund as described on Schedule B to this Agreement (the "Sub-Adviser Assets") for management by the Sub-Adviser, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the parties agree and promise as follows:

1.

Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for, and to manage, the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board of Trustees of the Trust, and subject to the terms of this Agreement.  The Sub-Adviser hereby accepts such retention.  In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets.  The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.

Duties of Sub-Adviser.

(a)

Investments.  The Sub-Adviser is hereby authorized and directed, and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time and provided to the Sub-Adviser (collectively referred to as the "Prospectus"), and subject to the directions of the Adviser and the Trust's Board of Trustees, as set forth more particularly in Schedule A hereto, as may be amended from time to time, to purchase, hold and sell investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets.  The Adviser agrees to provide the Sub-Adviser with the current Prospectus and other information reasonably requested by the Sub-Adviser concerning the Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund's or the Trust's affairs.

(b)

Compliance with Applicable Laws and Governing Documents.  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall, with respect to Sub-Adviser Assets, act in conformity with the Trust's Declaration of Trust and Bylaws as provided to the Sub-Adviser, the Prospectus(es) as provided to the Sub-Adviser, and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations.  The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser will provide the Sub-Adviser with reasonable advance notice of any change in a Fund's investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes, provided the Sub-Adviser has received prior notice of the effectiveness of such changes from the Trust or the Adviser.  In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.  The Sub-Adviser will provide, to the Trust, the Fund or to the Adviser, such information as may be necessary for the Trust, the Fund or the Adviser to comply with all disclosure requirements under all applicable federal and state laws and regulations specifically for inclusion in the Prospectus.  The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Sub-Adviser and its relationship to, and actions for, the Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1A.

(c)

Voting of Proxies.  The Sub-Adviser shall have the power to vote, either in person or by proxy, all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund.  At the request of the Fund, the Sub-Adviser shall provide the Fund with its recommendations as to the voting of such proxies.  If both the Sub-Adviser and another entity managing assets of the Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote its pro rata share of the security.

(d)

 In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund, the Trust, or the Adviser in any way or otherwise be deemed to be an agent of the Fund, the Trust or of the Adviser.  If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Trust of the Fund.

(e)

Brokerage.  The Sub-Adviser will place orders pursuant to the Sub-Adviser's investment determinations for the Fund either directly with the issuer or with any broker or dealer.  The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities and other investments for the Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or transactions.  In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall execution available.  In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  The Sub-Adviser is authorized, subject to such procedures as may be approved by the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion.  In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, the Sub-Adviser, or the Fund's principal underwriter) to take into account the sale of shares of the Fund if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms.

(f)

Securities Transactions.  In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust's principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time.  On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser's Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser's Code of Ethics.  The Sub-Adviser will also submit its Code of Ethics for its initial approval by the Board of Trustees and subsequently within six months of any material change of thereto.

The Sub-Adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account, subject always to the Sub-Adviser's obligation as the fiduciary to the Fund. In such cases, subject to applicable legal and regulatory requirements and in compliance with such procedures of the Trust or Fund as may be in effect from time to time, the Sub-Adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous.  The Sub-Adviser also may cause the Fund to enter into other types of investment transactions (e.g., a long position on a particular securities index) at the same time it is causing other client accounts to take opposite economic positions (e.g., a short position on the same index), subject always to the Sub-~~Advisers~~ Adviser's obligation as the fiduciary to the ~~Trust~~ Fund.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, and in compliance with such procedures of the Trust as may be in effect from time to time, may aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

The Sub-Adviser will advise the Fund's custodian or such depository or agents as may be designated by the custodian and the Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer.  The Sub-Adviser shall not have possession or custody of the Fund investments.  The Trust or Fund shall be responsible for all custodial agreements and the payment of all custodial charges and fees and, upon the Sub-Adviser giving proper instructions to the custodian, the Sub-Adviser shall have no responsibility or liability for the acts, omissions or other conduct of the custodian.

(g)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions.  Any such records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act are prepared or maintained by the Sub-Adviser on behalf of the Trust and Fund and copies of which will be made available promptly to the Trust or Fund on request.  The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act with respect to the Sub-Adviser Assets.

(h)

Information Concerning Sub-Adviser Assets and the Sub-Adviser.  From time to time as the Adviser, and any consultants designated by the Adviser, or the Fund or Trust may request, the Sub-Adviser will furnish the requesting party reports on transactions involving Sub-Adviser Assets and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Fund or Trust may reasonably request.  The Sub-Adviser also will inform the Adviser in a timely manner of material changes in portfolio managers responsible for Sub-Adviser Assets, any material changes in the ownership or management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser.  Upon reasonable request, the Sub-Adviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Sub-Adviser Assets.

Upon request, the Sub-Adviser also will provide such information or perform such additional acts as are reasonably and customarily provided or performed by a Sub-Adviser and may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the Code, the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the "Securities Act") and any federal or state securities laws, and any rule or regulation thereunder.

(i)

Custody Arrangements.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s) and the Fund's and Trust's custodian such information as the Adviser and the Fund's and Trust's custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(j)

Historical Performance Information. The Adviser may request performance information for a specific use subject to approval by the Sub-Adviser.

3.

Expenses.  During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction or custodial charges, if any) purchased for the Fund.  The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust, the Fund, or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of the Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust, the Fund and the Adviser reasonable records of all such expenses.

4.

Compensation.  For the services provided and the expenses assumed with respect to the Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee listed for the Fund on Exhibit A.  Such fees will be computed daily and payable in arrears no later than the seventh business day following the end of each month, from the Fund, calculated at an annual rate based on the Sub-Adviser Assets' average daily net assets.

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

5.

Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Sub-Adviser is registered as an investment adviser under the Advisers Act;

(b)

The Sub-Adviser is a duly organized and validly existing under the laws of the State of ~~____________~~Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of its ~~Board of Directors~~ sole Manager and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of ~~Section~~ Part 1 is available online and ~~Section~~ Part 2 is attached as Exhibit B to this Agreement) is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV.

6.

Representations and Warranties of the Adviser.  The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Adviser is registered as an investment ~~Adviser~~ adviser under the Advisers Act;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its Board of Directors and by the Trust, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments or the Trust's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser or the Trust;

(d)

The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser acknowledges that it received a copy of the Sub-Adviser's Form ADV (a copy of which is attached as Exhibit B) prior to the execution of this Agreement; and

(f)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

7.

Survival of Representations and Warranties; Duty to Update Information.  All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 5 and 6, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

8.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets.  The Sub-Adviser shall not be liable for any loss arising out of any investment hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.  (As used in this Section 8, the term "Sub-Adviser" shall include managers, officers, employees and other corporate agents of the Sub-Adviser as well as that company itself).

(b)

Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, which the Adviser, the Trust or the Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Notwithstanding any other provision in this Agreement, the Sub-Adviser will indemnify the Adviser, the Trust and the Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys' fees, to which they may be subjected as a result of their reliance upon and use of the historical performance calculations provided by the Sub-Adviser concerning the Sub-Adviser's composite account data or historical performance information on similarly managed investment companies or accounts, except that the Adviser, the Trust and the Fund and their respective affiliates and controlling persons shall not be indemnified for a loss or expense resulting from their negligence or willful misconduct in using such numbers, or for their failure to conduct reasonable due diligence with respect to such information.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its controlling persons, for any liability and expenses, including reasonable attorneys' fees, arising from the Adviser's breach of this Agreement or its representations and warranties herein; provided, however, that the Sub-Adviser, its affiliates and its controlling persons shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.

Duration and Termination.  This Agreement may be terminated at any time, without ~~the~~ payment of any penalty, by the vote of a majority of the Board of Trustees of the Trust ~~or~~, by the vote of a majority of the outstanding voting securities of the Fund or by the Adviser, in each case on not less than 30 ~~days~~ days' nor more than 60 ~~days~~ days' written notice to the Sub-Adviser, or by the Sub-Adviser at any time without the payment of any penalty on 90 ~~days~~ days' written notice to the ~~Trust.~~ Adviser and the Trust.  This Agreement shall also terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the 1940 Act) or upon the termination of the Advisory Agreement.

10.

Amendment.  This Agreement may be amended by mutual consent of the parties in writing, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC, by a vote of the majority of a Fund's outstanding securities.

11.

Confidentiality.  Subject to the duties of the Adviser, the Trust (and the Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and the Fund in respect thereof.  In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose any non-public personal information, except as permitted or required by law, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure.

12.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

(a)

If to the Adviser:

Quintara Capital Management

157 Hagar ~~Ave.~~ Avenue

Piedmont, CA  94611

Attn:  Matthew L. Sadler, President ~~&~~ and CEO

(b)

If to the Sub-Adviser:

~~__________________________~~Third Avenue Management LLC

~~__________________________~~767 Third Avenue

~~__________________________~~New York, NY 10017

~~Attn:______________________~~Attn:  W. James Hall, General Counsel

(c)

If to the Trust:

Quintara Funds

157 Hagar ~~Ave.~~ Avenue

Piedmont, CA  94611

Attn:  Matthew L. Sadler, President

13.

Governing Law.  This Agreement shall be governed by the internal laws of the State of Delaware, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

14.

Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this ~~Agreement's~~ Agreement's subject matter.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

15.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," "affiliates," "controlling persons" and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC, and the term "Fund" shall refer to the Fund for which the Sub-Adviser provides investment management services and as is listed on Exhibit A to this Agreement.

17.

Captions.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

18.    Non-Exclusivity. The services of the Sub-Adviser to the Adviser in connection with the Fund hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is understood that the persons employed by the Sub-Adviser to assist in the performance of its duties hereunder will not devote their full time to such services and nothing hereunder contained shall be deemed to limit or restrict the right of the Sub-Adviser to engage in or devote time and attention to other businesses or to render services of whatever kind or nature.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER: QUINTARA CAPITAL MANAGEMENT By: Matthew L. Sadler, President ~~&~~ and CEO	TRUST: QUINTARA FUNDS By: Matthew L. Sadler, President
SUB-ADVISER: THIRD AVENUE MANAGEMENT LLC By: Name: Title:

EXHIBIT A

TO

~~SUB-ADVISORY~~ SUBADVISORY AGREEMENT

Effective ~~______ __~~November 6, 2002

Quintara Small Cap Value Fund

FEE SCHEDULE

The Fee Schedule set forth below, as Fee Schedule A, may be a temporary schedule, put in place until the Quintara Funds is granted relief by the SEC to pursue Fee Schedule B.  If relief is granted, the Quintara Small Cap Value Fund will move to Fee Schedule B as quickly as possible, but with no less than 30 days notification to the Sub-Adviser.

Fee Schedule A

The Sub-Adviser is entitled to receive an annual management fee, calculated daily and payable monthly, equal to the "Base Advisory Fee" below.  This Base Advisory Fee is increased or decreased monthly (the "Monthly Sub-Advisory Fee Adjustment") depending on the investment performance of the Sub-Adviser's Portfolio ("Portfolio") managed for the Quintara Small Cap Value Fund relative to the investment performance of the Russell 2000 Value Index.   The Monthly Sub-Advisory Fee Adjustment depends on the percentage amount by which the Portfolio exceeds or trails that of the index ("Sub-Adviser Performance Differential").  For the purpose of calculating the Sub-Adviser Performance Differential, both the Portfolio's performance and the performance of the Index are measured over the immediately preceding 36 calendar months or life of Fund, whichever is shorter ("Measurement Period").

Base Advisory Annual Fee:	107.5 basis points (first $30 Million in assets)
92.5 basis points (Next $120 Million in assets)
87.5 basis points (assets above $150 Million)

The Monthly Advisory Fee Adjustment is calculated according to the Measurement Period on the following schedule

Performance Differential vs. Russell 2000 Value Index	Monthly Sub-Advisory Fee Adjustment
1.00% or greater	0.075%
Less than 1.00% but Greater than -1.00%	0.000%
-1.00% or less	-0.075%

Performance figures are annualized for the Portfolio and the Index.

For example, in any given month, if the Index for the Measurement Period has a return of 2.5%, and the Portfolio has a net performance of 3.5% (1.0% or 100 basis points greater than the Index), the Monthly Sub-Advisory Fee Adjustment would be 0.075%.   Likewise, if the Index has a return of 2.5%, and the Portfolio has a net performance of 1.5% (1.0% or 100 basis points less than the Index), the Monthly Sub-Advisory Fee Adjustment would be -0.075%.  Prior to the completion of approximately 12 full calendar months of operations, the short-term investment performance of the Portfolio relative to the Index's performance will likely have a greater impact on the total annual management fee than would be the case if a longer Measurement Period were used to compute the Monthly Sub-Advisory Fee Adjustment.  For these reasons, the Monthly Sub-Advisory Fee Adjustment shall become applicable only after the Fund has completed three full calendar months of operations.

Fee Schedule B

This fee structure will be used if Quintara Funds is granted relief by the SEC.   The Quintara Small Cap Value Fund will seek to implement Fee Schedule B as quickly as possible, but with no less than 30 days notification of the Sub-Adviser.

ASSETS	COMPENSATION
First $30 Million	100 basis points per annum
Next $120 Million	85 basis points per annum
Above $150 Million	80 basis points per annum

Plus earned portion of Sub-Advisory Incentive Compensation Pool ("ICP") (if any, as set forth below).

At the end of each fiscal year of the Fund - so long as Adviser has been the Adviser to the Fund throughout the entire fiscal year - the Adviser will fund the ICP in the amount of 15 basis points of all Fund assets, calculated daily over the entire fiscal year of the Fund, and pay incentive compensation to eligible sub-advisers which are managing assets of the Fund as of the end of the fiscal year as follows:

The Adviser will retain three sub-advisers for the Fund.  At the end of each fiscal year of the Fund, the Adviser will calculate the total rate of return of each Fund sub-adviser on the Fund assets managed by the sub-adviser over the shorter of (a) the previous 36 months, or (b) the life of the Fund (if the Fund has been in existence less than 36 months) ("the Measurement Period").  For a sub-adviser to be eligible for an ICP award, the sub-adviser must be managing Fund assets at the end of the Fund's fiscal year, and the sub-adviser's total rate of return net expenses over the Measurement Period must exceed the return of the Russell 2000 Value Index ("Index") over the same period.

From time to time, the Adviser may engage new sub-advisers to replace departing sub-advisers.  When a new sub-adviser is engaged by the Adviser to replace a previous sub-adviser, the new sub-adviser, for purposes of the sub-adviser's ICP calculation, will be ascribed a performance ("the Ascribed Performance") for the period of time in the Measurement Period prior to the sub-adviser's commencement of management of Fund assets:  The Ascribed Performance will be the lower of (a) the return of the Index less 50 basis points over the same period, or (b) the average of the total rates of return of the second best and third best remaining sub-advisers over the same period.  The Ascribed Performance will exactly match the month to month characteristics of the Index less 50 basis points or the monthly average return of the second and third best sub-advisers, whichever is used.

The Adviser will pay ICP awards as follows:   60% of the ICP will be paid to the eligible Fund sub-adviser which, as of the end of the Fund's fiscal year, has the highest total rate of return over the Measurement Period, compared to all other Fund sub-advisers which are managing assets of the Fund as of the end of the Fund's fiscal year.  30% of the ICP will be paid to the eligible Fund sub-adviser which, as of the end of the Fund's fiscal year, has the second highest total rate of return over the Measurement Period, compared to all other Fund sub-advisers which are managing assets of the Fund as of the end of the Fund's fiscal year.  10% of the ICP will be paid to the eligible Fund sub-adviser which, as of the end of the Fund's fiscal year, has the third highest total rate of return over the Measurement Period, compared to all other Fund sub-advisers which are managing assets of the Fund as of the end of the Fund's fiscal year.

If a sub-adviser~~,~~ which has been managing Fund assets for less than the total Measurement Period and has therefore been Ascribed Performance as set forth above for purposes of calculating the sub-adviser's total rate of return for the ICP, is entitled to an ICP award at the end of a fiscal year, then that sub-adviser's ICP award will be reduced to reflect the duration of the sub-adviser's management of Fund assets.  The ICP award that the sub-adviser would otherwise be entitled to will be reduced by the multiplier of, if the ICP measurement period is 36 months, x/36 where "x" is the number of whole months the sub-adviser has managed money for the Fund, or if the ICP measurement period is the life of the Fund, the multiplier will be x/life of the Fund.

No ICP award will be paid to any sub-~~advisor~~ adviser, regardless of the sub-adviser's performance, if (a) the sub-adviser is not managing assets of the Fund at the end of the Fund's fiscal year, or (b) if the sub-adviser's total rate of return over the Measurement Period does not exceed the total rate of return of the Index over the same period.  If some or all of the ICP is not paid out for a fiscal year, because less than three Fund sub-advisers which are managing Fund assets as of the end of the Fund's fiscal year have exceeded the Index for the Measurement Period, the remaining money in the ICP will be  carried forward and will reduce the amount assessed to shareholders the following year.

SCHEDULE A

Investment Management Guidelines

~~[Sub-Adviser]~~

~~(~~Third Avenue Management LLC

Quintara Small Cap Value Fund~~)~~

The Fund (including Sub-Adviser Assets) should be managed in accordance with the guidelines established in the Prospectus and SAI.  The Sub-Adviser Assets should also be managed in accordance with the following specific guidelines:

1.

Investment Objective

The objective of the Sub-Adviser Assets, established in support of the objectives of the total Fund, is capital appreciation over the long term.  Under normal market conditions, the Sub-Adviser will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in the securities of small capitalization companies.  If the Small Cap Value Fund changes this investment policy, it will notify its Adviser at least 60 days in advance of the change, which will promptly notify the Sub-Adviser.

The Fund considers small capitalization companies to be U.S. companies whose market capitalization is $2 billion or smaller at the time of purchase.  The Sub-Adviser's investment in equity securities may include common and preferred stocks.  The Sub-Adviser may also invest up to 15% of its assets in American Depositary Receipts ("ADRs").  ADRs are equity securities traded on U.S. exchanges, including NASDAQ, that are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

All Sub-Adviser purchases for the Fund must be made in the equities of companies that have market capitalization of $2 billion or less.  In addition, the Sub-Adviser has been hired to manage the money in a manner consistent with investing in value stocks.   The Fund will seek to remain in the Small Cap Value portion of the Morningstar Style Box.   To do so, the Adviser may require the Sub-Advisers to reduce their portfolios' exposure to stocks that fail to be defined by Morningstar as "value ~~stocks".~~ stocks."  In addition, the Adviser may require the Sub-Advisers to reduce their portfolios' exposure to stocks that exceed $2 billion market capitalization.

Exceptions:   Cash ~~&~~ and Cash Equivalents may be purchased.  Also, stocks that had been purchased ~~by~~ but no longer fit the "small-cap value" definition may continue to be held at the discretion of the Sub-Adviser.  The Sub-Adviser should not make any additional purchases into stocks that are outside of the definition, although reinvestments of dividends are allowed.

Finally, the Sub-Adviser may have as few as 12 stocks and as many as 18 stocks in their portfolio at any time.  The Sub-Adviser has discretion as to the weighing of the holdings, but no single holding should exceed 30% nor fall below 2% of the portfolio at the time of purchase, and in no case should a single holding exceed 50% nor fall below 2% of the portfolio.  If the latter is true, the Adviser will require the Sub-~~Advisor~~ Adviser to reduce exposure to below 50% or increase exposure to above 2% immediately.

2.

Allowable Investments

Sub-Adviser Assets should consist primarily of small-capitalization common or preferred equity securities traded on one of the major US exchanges.  The following instruments are allowed:

*

Common stock; preferred stock; rights; warrants; restricted or illiquid securities (15% of portfolio maximum); foreign equity traded as ADRs; when-issued securities; non-speculative option transactions;  -- all subject to the small-cap value definition; and

*

Cash ~~&~~ and Cash Equivalents: US Government Obligations; Bank Obligations; Repurchase and Reverse Repurchase Agreements; Commercial Paper; Money Market Funds.

3.

Portfolio Characteristics

All purchases, other then Cash ~~&~~ and Cash Equivalents, must be the equities of companies who fall in the defined universe of Small Cap Value stocks.  Established positions may be held even if they no longer fit the definitions.  However, no purchases may be made in these non-conforming stocks, other than the reinvestment of dividends.  The Cash ~~&~~ and Cash Equivalents may not exceed 20.0% of the portfolio unless approved by the ~~adviser~~ Adviser.  Any one equity position may not exceed 50% of the sub-adviser's portfolio nor be less than 2% of the sub-adviser's portfolio.  No purchases may be made into equities, which already represent in excess of 30% of the sub-adviser's portfolio.

4.

Prohibited Investments

All other investments not specifically listed as Allowable Investments in Schedule A.

5.

Reporting and Notification

Any new sales or purchases must have a description of reason within 7-days of the transaction, via e-mail or mail.  This will allow the ~~adviser~~ Adviser to inform shareholders of the change in positions and the reasons.  In addition, the ~~fund~~ Fund intends to publish a quarterly report which will include positions and a commentary from each sub-adviser.   The Trustees of the Fund also have the right to a review with the sub-adviser at their discretion.  Finally, all copies of trading tickets should be forwarded to the ~~fund~~ Fund and/or its agent.

6.

Guideline Review

~~[~~Sub-Adviser ~~]~~ shall be responsible for reviewing these guidelines with the portfolio manager(s) at least annually to assure that they remain appropriate.

Notwithstanding anything to the contrary in this Agreement, in the event of a conflict between this Schedule A and the Quintara Funds registration statement filed with the SEC, as amended and supplemented from time to time (collectively, the "Prospectus"), the term of the Prospectus shall govern.

SCHEDULE B

~~(~~Quintara Small Cap Value Fund~~)~~

Allocation:

Each sub-adviser will be allocated an equal amount of the assets of the Quintara Small Cap Value Fund ~~("the Fund")~~(the "Fund") on the first day of operation of the Fund, plus an equal amount of daily net flows (positive and negative) to and from the Fund.  (The Adviser, however, has the right to reallocate the assets between sub-advisers, if the Adviser deems such reallocation necessary to the performance of the Fund as a whole.)   Sub-advisers may manage more or less than other sub-advisers of the Fund, depending on their performance.  It is expected that, when new sub-advisers are retained to replace departing sub-advisers, the sub-adviser assets of the new sub-advisers would be those assets previously managed by the departing sub-advisers (which may be less or more than other sub-advisers of the Fund), provided, however, that this general expectation is subject to the Adviser's discretion to re-allocate assets in the best interest of the Fund as whole.  Thereafter, the new sub-adviser will receive an amount of the daily net flows (positive and negative) to and from the Fund equal to the other sub-advisers.

QUINTARA SMALL CAP VALUE FUND

A Series of

QUINTARA FUNDS

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Quintara Small Cap Value Fund, a series of Quintara Funds, appoints Matthew L. Sadler and John L. Thomas, or either of them, as proxies for the undersigned, each with power to appoint his substitute, to attend the Special Meeting of Shareholders of the Quintara Small Cap Value Fund to be held at the offices of U.S. Bank, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 on November 6, 2002, at 10:00 a.m., local time, and any adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated October 16, 2002 and revokes any proxy heretofore given with respect to such meeting.

DATE:

NOTE:  Please sign exactly as your name appears on this Proxy and date.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

This proxy, when properly executed, will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1.  Please indicate by filling in the appropriate box below.

1.

To approve the new sub-advisory agreement among

FOR

AGAINST

ABSTAIN

Quintara Funds, Quintara Capital  Management and

[   ]

[   ]

[   ]

Third Avenue Management LLC.

2.

In their discretion, the proxies are authorized to vote

upon any other business which may properly come

before the meeting or any adjournments thereof.

WE NEED YOUR VOTE BEFORE NOVEMBER 6, 2002

Your vote is important.  If you are unable to attend the meeting in person, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope.  Your prompt return of the proxy will help assure a quorum at the meeting and avoid additional expenses associated with further solicitation.  Sending in your proxy will not prevent you from personally voting your shares at the meeting and you may revoke your proxy by advising the Secretary of the Trust in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.

THANK YOU FOR YOUR TIME